FORM S. F. E.

TRANSFERS RESTRICTED - SEE LEGEND ON REVERSE

NUMBER

SHARES

BNC BANCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PREFERRED STOCK, SERIES C

This Certifies that ______________________________ is the registered holder of ______________ ( )---------------- Shares

of the Capital Stock of BNC Bancorp, no par value per share.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 8th day of June A.D. 2012

Secretary

Chief Executive Officer

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES IF THE PLEDGEE AGREES IN WRITING TO BE BOUND BY THE TRANSFER RESTRICTIONS TO WHICH THE PLEDGOR IS SUBJECT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – ________ Custodian ________ (Minor) under Uniform Gifts to Minors Act ________ (State)
TEN ENT	– as tenants by the entireties	UNIF TRF MIN ACT – ________ Custodian ________ (Minor) under ________ (State) Uniform Transfer to Minors Act
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____ *Shares*

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________________

____ *Attorney to transfer the said*

shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________

In presence of ______________________________

____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.